UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 26, 2006
                                                --------------------------------


                              GSAMP Trust 2006-HE3
                      ------------------------------------
                         (Exact name of issuing entity)


                          GS Mortgage Securities Corp.
             ------------------------------------------------------
              (Exact name of depositor as specified in its charter)


                         Goldman Sachs Mortgage Company
           ----------------------------------------------------------
               (Exact name of sponsor as specified in its charter)



          Delaware                   333-132809-09               13-3387389
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number             Identification No.
        of depositor)              of issuing entity)           of depositor)



85 Broad Street, New York, New York                                 10004
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)             (Zip Code)



Depositor's telephone number, including area code      (212) 902-1000
                                                 -------------------------------



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the depositor under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K filed on June 30, 2006, attaching the certain agreements that were executed and delivered in connection with the issuance of the Certificates, is hereby amended because the Pooling and Servicing Agreement attached as an exhibit to such Depositor's Form 8-K was not the correct version of such agreement.

      On May 26, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance of the GSAMP Trust 2006-HE3 Mortgage Pass-Through Certificates, Series 2006-HE3 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,513,279,200, were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of May 23, 2006, by and between the Company and the Underwriter.

      The Class B-1, Class B-2, Class X and Class P Certificates were sold by the Depositor to Goldman, Sachs & Co. in a transaction exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) under the Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of May 23, 2006, by and between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2006, by and among GS Mortgage Securities Corp., as depositor, Litton Loan Servicing LP, as a servicer, Avelo Mortgage, L.L.C., as a servicer, Select Portfolio Servicing, Inc., as a servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, J.P. Morgan Trust Company, National Association, as a custodian, U.S. Bank National Association, as a custodian, Deutsche Bank National Trust Company, as a custodian and LaSalle Bank National Association, as trustee.

Exhibit 10.1 Representations and Warranties Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mortgage Company and GS Mortgage Securities Corp. (included as Exhibit S to Exhibit
                  4).

Exhibit 10.2 ISDA Master Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.3 Schedule to the Master Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.4 Confirmation, dated as of May 11, 2006, by and among Goldman Sachs Capital Markets, L.P., Goldman Sachs Mitsui Marine Derivatives Products, L.P., the swap provider, Goldman Sachs Mortgage Company, L.P., and Wells Fargo Bank, N.A., the securities administrator (included as Exhibit X to Exhibit 4).

Exhibit 10.5 Assignment, Assumption and Recognition Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mortgage Company, Aames Capital Corporation and GS Mortgage Securities Corp. (included as Exhibit Y to Exhibit 4).

Exhibit 10.6 Flow Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006, between Aames Capital Corporation and Goldman Sachs Mortgage Company (included as Exhibit Y to
                  Exhibit 4).

Exhibit 10.7 Assignment, Assumption and Recognition Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mortgage Company, Fremont Investment & Loan and GS Mortgage Securities Corp. (included as Exhibit Z to Exhibit 4).

Exhibit 10.8 Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of January 1, 2006, between Fremont Investment & Loan and Goldman Sachs Mortgage Company (included as Exhibit Z to Exhibit 4).

Exhibit 10.9 Amended and Restated Flow Interim Servicing Agreement, dated as of January 1, 2006, between Fremont Investment & Loan and Goldman Sachs Mortgage Company (included as Exhibit Z to
                  Exhibit 4).

Exhibit 10.10 Assignment, Assumption and Recognition Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mortgage Company, Impac Funding Corporation and GS Mortgage Securities Corp. (included as Exhibit AA to Exhibit 4).

Exhibit 10.11 Mortgage Loan Purchase and Warranties Agreement, dated as of December 1, 2005, between Novelle Financial Services, Inc. and Goldman Sachs Mortgage Company (included as Exhibit AA to
                  Exhibit 4).

Exhibit 10.12 Assignment, Assumption and Recognition Agreement, dated as of May 26, 2006, by and between Goldman Sachs Mortgage Company, Meritage Mortgage Corporation and GS Mortgage Securities Corp. (included as Exhibit BB to Exhibit 4).

Exhibit 10.13 Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, between Meritage Mortgage Corporation and Goldman Sachs Mortgage Company (included as Exhibit BB to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2006                       GS MORTGAGE SECURITIES CORP.




                                          By:    /s/ Michelle Gill
                                              ---------------------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.            Description                                Electronic (E)
--------------         -----------                                --------------
     1                 Underwriting Agreement, dated as of             (E)
                       May 23, 2006, by and between GS
                       Mortgage Securities Corp., as
                       depositor and Goldman, Sachs & Co.,
                       as underwriter.

     4                 Pooling and Servicing Agreement,                (E)
                       dated as of May 1, 2006, by and among
                       GS Mortgage Securities Corp., as
                       depositor, Litton Loan Servicing LP,
                       as a servicer, Avelo Mortgage,
                       L.L.C., as a servicer, Select
                       Portfolio Servicing, Inc., as a
                       servicer, Wells Fargo Bank, N.A., as
                       securities administrator and as
                       master servicer, J.P. Morgan Trust
                       Company, National Association, as a
                       custodian, U.S. Bank National
                       Association, as a custodian, Deutsche
                       Bank National Trust Company, as a
                       custodian and LaSalle Bank National
                       Association, as trustee.

    10.1               Representations and Warranties                  (E)
                       Agreement, dated as of May 26, 2006,
                       by and between Goldman Sachs Mortgage
                       Company and GS Mortgage Securities
                       Corp. (included as Exhibit S to
                       Exhibit 4).

    10.2               ISDA Master Agreement, dated as of              (E)
                       May 26, 2006, by and between Goldman
                       Sachs Mitsui Marine Derivatives
                       Products, L.P., the swap provider,
                       and Wells Fargo Bank, N.A., the
                       securities administrator (included as
                       Exhibit X to Exhibit 4).

    10.3               Schedule to the Master Agreement,               (E)
                       dated as of May 26, 2006, by and
                       between Goldman Sachs Mitsui Marine
                       Derivatives Products, L.P., the swap
                       provider, and Wells Fargo Bank, N.A.,
                       the securities administrator
                       (included as Exhibit X to Exhibit 4).

    10.4               Confirmation, dated as of May 11,               (E)
                       2006, by and among Goldman Sachs
                       Capital Markets, L.P., Goldman Sachs
                       Mitsui Marine Derivatives Products,
                       L.P., the swap provider, Goldman
                       Sachs Mortgage Company, L.P., and
                       Wells Fargo Bank, N.A., the
                       securities administrator (included as
                       Exhibit X to Exhibit 4).

    10.5               Assignment, Assumption and                      (E)
                       Recognition Agreement, dated as of
                       May 26, 2006, by and between Goldman
                       Sachs Mortgage Company, Aames Capital
                       Corporation and GS Mortgage
                       Securities Corp. (included as Exhibit
                       Y to Exhibit 4).

    10.6               Flow Mortgage Loan Purchase and                 (E)
                       Warranties Agreement, dated as of
                       April 1, 2006, between Aames Capital
                       Corporation and Goldman Sachs
                       Mortgage Company (included as Exhibit
                       Y to Exhibit 4).

    10.7               Assignment, Assumption and                      (E)
                       Recognition Agreement, dated as of
                       May 26, 2006, by and between Goldman
                       Sachs Mortgage Company, Fremont
                       Investment & Loan and GS Mortgage
                       Securities Corp. (included as Exhibit
                       Z to Exhibit 4).

    10.8               Amended and Restated Mortgage Loan              (E)
                       Purchase and Warranties Agreement,
                       dated as of January 1, 2006, between
                       Fremont Investment & Loan and Goldman
                       Sachs Mortgage Company (included as
                       Exhibit Z to Exhibit 4).

    10.9               Amended and Restated Flow Interim               (E)
                       Servicing Agreement, dated as of
                       January 1, 2006, between Fremont
                       Investment & Loan and Goldman Sachs
                       Mortgage Company (included as Exhibit
                       Z to Exhibit 4).

    10.10              Assignment, Assumption and                      (E)
                       Recognition Agreement, dated as of
                       May 26, 2006, by and between Goldman
                       Sachs Mortgage Company, Impac Funding
                       Corporation and GS Mortgage
                       Securities Corp. (included as Exhibit
                       AA to Exhibit 4).

    10.11              Mortgage Loan Purchase and Warranties           (E)
                       Agreement, dated as of December 1,
                       2005, between Novelle Financial
                       Services, Inc. and Goldman Sachs
                       Mortgage Company (included as Exhibit
                       AA to Exhibit 4).

    10.12              Assignment, Assumption and                      (E)
                       Recognition Agreement, dated as of
                       May 26, 2006, by and between Goldman
                       Sachs Mortgage Company, Meritage
                       Mortgage Corporation and GS Mortgage
                       Securities Corp. (included as Exhibit
                       BB to Exhibit 4).

    10.13              Amended and Restated Flow Mortgage              (E)
                       Loan Purchase and Warranties
                       Agreement, dated as of November 1,
                       2005, between Meritage Mortgage
                       Corporation and Goldman Sachs
                       Mortgage Company (included as Exhibit
                       BB to Exhibit 4).